Exhibit F-9

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001



                                         SUMMARY OF UTILITY PLANT AND ACCUMULATED PROVISIONS
                                            FOR DEPRECIATION, AMORTIZATION AND DEPLETION


 Line               Classification                                                Total                      Electric
 No.                    (a)                                                        (b)                          (c)
  1  UTILITY PLANT
  2  In Service
  3  Plant in Service (Classified)                                            4,324,791,535              4,324,791,535
  4  Property Under Capital Leases                                                2,460,096                  2,460,096
  5  Plant Purchased or Sold
  6  Completed Construction not Classified
  7  Experimental Plant Unclassified
  8  TOTAL (3 thru 7)                                                         4,327,251,631              4,327,251,631
  9  Leased to Others
 10  Held for Future Use                                                          5,211,966                  5,211,966
 11  Construction Work in Progress                                               51,264,912                 51,264,912
 12  Acquisition Adjustments
 13  TOTAL Utility Plant (8 thru 12)                                          4,383,728,509              4,383,728,509
 14  Accum. Prov. for Depr., Amort., & Depl.                                  1,793,785,998              1,793,785,998
 15  Net Utility Plant (13 less 14)                                           2,589,942,511              2,589,942,511
 16  DETAIL OF ACCUMULATED PROVISIONS FOR
     DEPRECIATION, AMORTIZATION AND DEPLETION
 17  In Service:
 18  Depreciation                                                             1,753,362,231              1,753,362,231
 19  Amort. and Depl. of Producing Natural Gas Land and Land Rights
 20  Amort. of Underground Storage Land and Land Rights
 21  Amort. of Other Utility Plant                                               40,423,767                 40,423,767
 22  TOTAL in Service (18 thru 21)                                            1,793,785,998              1,793,785,998
 23  Leased to Others
 24  Depreciation
 25  Amortization and Depletion
 26  TOTAL Leased to Others (24 and 25)
 27  Held for Future Use
 28  Depreciation
 29  Amortization
 30  TOTAL Held for Future Use (28 and 29)
 31  Abandonment of Leases (Natural Gas)
 32  Amort. of Plant Acquisition Adjustment

 33 TOTAL Accumulated Provisions (equals 14)
            (22, 26, 30, 31, 32)                                              1,793,785,998              1,793,785,998


FERC FORM NO. 1 (ED. 12-89)            Page 200

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001


     NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157)
       1. Report below the costs incurred for nuclear fuel materials in process of fabrication, on hand, in reactor, and in cooling; owned by the respondent.
       2. If the nuclear fuel stock is obtained under leasing arrangements, attach a statement showing the amount of nuclear fuel leased, the quantity used and quantity on hand, and the costs incurred under such leasing arrangements.


                                                                        Changes
Line           Description of Item                    Balance           During
 No.                                                 Beginning           Year
                                                       of Year         Additions
                       (a)                               (b)               (c)
 1 Nuclear Fuel in Process of Refinement,
   Conversion, Enrichment & Fabrication (120.1)
 2 Fabrication
 3 Nuclear Materials                                                  19,440,776
 4 Allowance for Funds Used during Construction           985            133,760
 5 Other Overhead Construction Costs                   67,092            327,681
 6 SUBTOTAL (Enter Total of lines 2 thru 5)            68,077
 7 Nuclear Fuel Materials and Assemblies
 8 In Stock (120.2)
 9 In Reactor (120.3)                              49,812,895
10 SUBTOTAL (Enter Total of lines 8 and 9)         49,812,895
11 Spent Nuclear Fuel (120.4)                      91,088,296
12 Nuclear Fuel Under Capital Leases (120.6)
13 (Less) Accum. Prov. for Amortization of
   Nuclear Fuel Assemblies (120.5)                110,013,527
14 TOTAL Nuclear Fuel Stock (Enter Total
   lines 6, 10, 11 and 12 less line 13)            30,955,741
15 Estimated Net Salvage Value of Nuclear
   Materials in line 9
16 Estimated Net Salvage Value of Nuclear
   Materials in line 11
17 Estimated Net Salvage Value of Nuclear
   Materials in Chemical Processing
18 Nuclear Materials Held for Sale (157)
19 Uranium
20 Plutonium
21 Other
22  TOTAL Nuclear Materials Held for Sale
     (Enter Total of lines 19, 20 and 21)

FERC FORM NO. 1 (ED. 12-89)            Page 202

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

    NUCLEAR FUEL MATERIALS (Accounts 120.1 through 120.6 and 157) (Continued)





                    Changes During the Year
                         Other Reductions               Balance           Line
 Amortization       (Explain in a footnote)           End of Year          No.
      (d)                   (e)                           (f)
                                                                            1

                                                                            2
                                                         19,440,776         3
                                                            134,745         4
                                                            394,773         5
                                                         19,970,294         6
                                                                            7
                                                                            8
                                                         49,812,895         9
                                                         49,812,895        10
                                                         91,088,296        11
                                                                           12
                                                                           13
(17,087,310)                                            127,100,837
                                                                           14
                                                         33,770,648
                                                                           15

                                                                           16

                                                                           17

                                                                           18
                                                                           19
                                                                           20
                                                                           21
                                                                           22

FERC FORM NO. 1 (ED. 12-89)            Page 203

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

             ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106)

     1. Report below the original cost of electric plant in ser- vice according to the prescribed accounts.
     2. In addition to Account 101, Electric Plant in Service (Classified), this page and the next include Account 102, Electric Plant Purchased or Sold; Account 103, Experimental Electric Plant Unclassified; and Account 106, Completed Construction Not Classified - Electric.
     3. Include in column (c) or (d), as appropriate, corrections of additions and retirements for the current or preceding year.
     4. Enclose in parentheses credit adjustments of plant accounts to indicate the negative effect of such accounts.
     5. Classify Account 106 according to prescribed accounts, on an estimated basis if necessary, and include the entries in column (c) . Also to be included in column (c) are entries for reversals of tentative distributions of prior year reported in column (b). Likewise, if the respondent has a significant amount of plant retirements which have not been classified to primary accounts at the end of the year, include in column (d) a tentative distribution of such retirements, on an estimated basis, with appropriate contra entry to the account for accumulated depreciation provision. Include also in column (d) re- versals of tentative distributions of prior year of unclassified retirements. Show in a footnote the account distributions of these tentative classifications in columns
(c) and (d), including the reversals of the prior years



                                                                                           Balance at
Line                                 Account                                            Beginning of Year          Additions
 No.                                   (a)                                                     (b)                    (c)
    1  1. INTANGIBLE PLANT
    2  (301)  Organization                                                                      72,186
    3  (302)  Franchises and Consents                                                           22,937
    4  (303)  Miscellaneous Intangible Plant                                                72,948,750               8,339,720
    5         TOTAL Intangible Plant (Enter Total of lines 2, 3, and 4)                     73,043,873               8,339,720
    6  2. PRODUCTION PLANT
    7  A. Steam Production Plant
    8  (310)  Land and Land Rights                                                           8,397,836                 256,033
    9  (311)  Structures and Improvements                                                   76,208,658              14,652,256
   10  (312)  Boiler Plant Equipment                                                       512,654,843             285,118,156
   11  (313)  Engines and Engine-Driven Generators
   12  (314)  Turbogenerator Units                                                         147,079,376              43,687,824
   13  (315)  Accessory Electric Equipment                                                  74,789,198              23,393,365
   14  (316)  Misc. Power Plant Equipment                                                   19,104,493               3,913,831
   15         TOTAL Steam Production Plant (Enter Total of lines 8 thru 14)                838,234,404             371,021,465
   16  B. Nuclear Production Plant
   17  (320)  Land and Land Rights                                                           3,411,585
   18  (321)  Structures and Improvements                                                  416,898,859               1,143,260
   19  (322)  Reactor Plant Equipment                                                      541,126,963                 915,938
   20  (323)  Turbogenerator Units                                                         170,969,810                 444,914
   21  (324)  Accessory Electric Equipment                                                 138,113,528                 281,092
   22  (325)  Misc. Power Plant Equipment                                                   61,694,400               1,274,897
   23         TOTAL Nuclear Production Plant (Enter Total of lines 17 thru 22)           1,332,215,145               4,060,101
   24  C. Hydraulic Production Plant
   25  (330)  Land and Land Rights
   26  (331)  Structures and Improvements
   27  (332)  Reservoirs, Dams, and Waterways
   28  (333)  Water Wheels, Turbines, and Generators
   29  (334)  Accessory Electric Equipment
   30  (335)  Misc. Power Plant Equipment
   31  (336)  Roads, Railroads, and Bridges
   32         TOTAL Hydraulic Production Plant (Enter Total of lines 25 thru 31)
   33  D. Other Production Plant
   34  (340)  Land and Land Rights                                                             136,550
   35  (341)  Structures and Improvements                                                                              898,894
   36  (342)  Fuel Holders, Products, and Accessories                                        1,159,002               4,508,008
   37  (343)  Prime Movers
   38  (344)  Generators                                                                    88,680,007              33,674,241
   39  (345)  Accessory Electric Equipment                                                   5,137,094               3,318,812


FERC FORM NO. 1 (ED. 12-89)            Page 204

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

  tentative account distributions of these amounts. Careful observance of the above instructions and the texts of Accounts 101 and 106 will avoid serious omissions of the reported amount of respondent's plant actually in service at end of year.
     6. Show in column (f) reclassifications or transfers within utility plant accounts. Include also in column (f) the additions or reductions of primary account classi- fications arising from distribution of amounts initially recorded in Account 102. In showing the clearance of Account 102, include in column (e) the amounts with respect to accumulated provision for depreciation, acquistion adjustments, etc., and show in column (f) only the offset to the debits or credits distributed in column (f) to primary account classifications.
     7. For Account 399, state the nature and use of plant included in this account and if substantial in amount submit a supplementary statement showing subaccount classification of such plant conforming to the requirements of these pages.
     8. For each amount comprising the reported balance and changes in Account 102, state the property purchased or sold, name of vendor or purchaser, and date of transaction. If proposed journal entries have been filed with the Commission as required by the Uniform System of Accounts, give also date of such filing.


                                                       Balance at
Retirements     Adjustments       Transfers            End of Year        Line
    (d)             (e)              (f)                   (g)             No.
                                                                           1
                                                        72,186 (301)       2
                                                        22,937 (302)       3
    75,795                                          81,212,675 (303)       4
    75,795                                          81,307,798             5
                                                                           6
                                                                           7
                                        1            8,653,870 (310)       8
       817                        909,586           91,769,683 (311)       9
   878,416                     (7,043,639)         789,850,944 (312)      10
                                                               (313)      11
 1,109,104                      3,960,038          193,618,134 (314)      12
 7,209,799                      2,010,392           92,983,156 (315)      13
    66,204                        156,655           23,108,775 (316)      14
 9,264,340                         (6,967)       1,199,984,562            15
                                                                          16
                                                     3,411,585 (320)      17
  (392,160)                            (1)         418,434,278 (321)      18
   (18,236)                                        542,061,137 (322)      19
  (259,212)                                        171,673,936 (323)      20
(1,257,698)                                        139,652,318 (324)      21
(1,091,567)                            (1)          64,060,863 (325)      22
(3,018,873)                            (2)       1,339,294,117            23
                                                                          24
                                                               (330)      25
                                                               (331)      26
                                                               (332)      27
                                                               (333)      28
                                                               (334)      29
                                                               (335)      30
                                                               (336)      31
                                                                          32
                                                                          33
                                                       136,550 (340)      34
                                                       898,894 (341)      35
                                                     5,667,010 (342)      36
                                                               (343)      37
   218,803                        (85,175)         122,050,270 (344)      38
                                   92,145            8,548,051 (345)      39

FERC FORM NO. 1 (ED. 12-89)            Page 205

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)


                                                                                  Balance at
Line                           Account                                        Beginning of Year               Additions
 No.                             (a)                                                 (b)                         (c)
 40  (346)  Misc. Power Plant Equipment
 41         TOTAL Other Prod. Plant (Enter Total of lines 34 thru 40)               95,112,653                 42,399,955
 42         TOTAL Prod. Plant (Enter Total of lines 15, 23, 32 and 41)           2,265,562,202                417,481,521
 43  3. TRANSMISSION PLANT
 44  (350)  Land and Land Rights                                                    21,268,393                    694,899
 45  (352)  Structures and Improvements                                              3,160,763                    413,400
 46  (353)  Station Equipment                                                       69,775,748                  8,703,575
 47  (354)  Towers and Fixtures                                                      4,029,692
 48  (355)  Poles and Fixtures                                                      70,516,991                  2,401,972
 49  (356)  Overhead Conductors and Devices                                         58,193,641                    659,258
 50  (357)  Underground Conduit                                                      3,080,287
 51  (358)  Underground Condutors and Devices                                        2,822,719
 52  (359)  Roads and Trails
 53         TOTAL Transmission Plant (Enter Total of lines 44 thru 52)             232,848,234                 12,873,104
 54  4. DISTRIBUTION PLANT
 55  (360)  Land and Land Rights                                                    19,104,256                    470,706
 56  (361)  Structures and Improvements                                              7,164,314                    323,898
 57  (362)  Station Equipment                                                      136,702,840                 12,955,467
 58  (363)  Storage Battery Equipment
 59  (364)  Poles, Towers, and Fixtures                                            159,730,517                 11,417,804
 60  (365)  Overhead Conductors and Devices                                        139,739,454                  8,453,000
 61  (366)  Underground Conduit                                                     95,491,435                  4,180,368
 62  (367)  Underground Condutors and Devices                                      210,117,410                 13,988,622
 63  (368)  Line Transformers                                                      171,383,768                  8,409,072
 64  (369)  Services                                                                72,854,287                  5,828,546
 65  (370)  Meters                                                                  64,593,890                  1,533,461
 66  (371)  Installations on Customer Premises                                       7,549,893                    655,456
 67  (372)  Leased Property on Customer Premises
 68  (373)  Street Lighting and Signal Systems                                      28,613,962                  1,717,769
 69         TOTAL Distribution Plant (Enter Total of lines 55 thru 68)           1,113,046,026                 69,934,169
 70  5. GENERAL PLANT
 71  (389)  Land and Land Rights                                                     1,729,738
 72  (390)  Structures and Improvements                                             45,588,605                    621,373
 73  (391)  Office Furniture and Equipment                                           9,599,743                    824,220
 74  (392)  Transportation Equipment                                                   534,374
 75  (393)  Stores Equipment                                                           600,318                      1,870
 76  (394)  Tools, Shop and Garage Equipment                                         2,645,487                     80,656
 77  (395)  Laboratory Equipment                                                     4,458,753                   (438,357)
 78  (396)  Power Operated Equipment                                                   604,334
 79  (397)  Communication Equipment                                                 74,363,582                  3,430,340
 80  (398)  Miscellaneous Equipment                                                    256,113                     10,670
 81         SUBTOTAL(Enter Total of lines 71 thru 80)                              140,381,047                  4,530,772
 82  (399)  Other Tangible Property
 83         TOTAL General Plant (Enter Total of lines 81 and 82)                   140,381,047                  4,530,772
 84                TOTAL (Accounts 101 and 106)                                  3,824,881,382                513,159,286
 85  (102)  Electric Plant Purchased (See Instr. 8)
 86  (Less) (102) Electric Plant Sold (See Instr. 8)
 87  (103)  Experimental Plant Unclassified
 88         TOTAL Electric Plant in Service (Enter Total of Lines 84 thru 87)    3,824,881,382                513,159,286


FERC FORM NO. 1 (ED. 12-89)            Page 206

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001


        ELECTRIC PLANT IN SERVICE (Accounts 101, 102, 103, and 106) (Continued)

                                                    Balance at
Retirements     Adjustments     Transfers          End of Year             Line
    (d)             (e)            (f)                 (g)                  No.
                                                               (346)         40
    218,803                         6,970         137,300,775                41
  6,464,270                             1       2,676,579,454                42
                                                                             43
     21,320                                         21,941,972 (350)         44
                                                     3,574,163 (352)         45
     50,524                        67,750           78,496,549 (353)         46
                                                     4,029,692 (354)         47
    553,780                       (72,657)          72,292,526 (355)         48
    277,816                       (60,628)          58,514,455 (356)         49
                                                     3,080,287 (357)         50
                                       (1)           2,822,718 (358)         51
                                                               (359)         52
    903,440                       (65,536)         244,752,362               53
                                                                             54
     12,016                        70,583           19,633,529 (360)         55
     63,007                       137,611            7,562,816 (361)         56
  1,405,220                     1,034,331          149,287,418 (362)         57
                                                               (363)         58
    487,426                             1          170,660,896 (364)         59
    521,827                         1,303          147,671,930 (365)         60
    109,565                                         99,562,238 (366)         61
    277,911                      (969,496)         222,858,625 (367)         62
    247,558                                        179,545,282 (368)         63
      7,700                                         78,675,133 (369)         64
    259,231                            (1)          65,868,119 (370)         65
     10,808                           452            8,194,993 (371)         66
                                                               (372)         67
    113,948                        (1,054)          30,216,729 (373)         68
  3,516,217                       273,730        1,179,737,708               69
                                                                             70
                                                     1,729,738 (389)         71
     17,874                             1           46,192,105 (390)         72
                                        1           10,423,964 (391)         73
     27,124                                            507,250 (392)         74
                                                       602,188 (393)         75
                                                     2,726,143 (394)         76
                                                     4,020,396 (395)         77
     27,393                                            576,941 (396)         78
  2,424,595                            (1)          75,369,326 (397)         79
        620                            (1)             266,162 (398)         80
  2,497,606                                        142,414,213               81
                                                               (399)         82
  2,497,606                                        142,414,213               83
 13,457,328                       208,195        4,324,791,535               84
                                                               (102)         85
                                                                             86
                                                               (103)         87
 13,457,328                       208,195        4,324,791,535               88


FERC FORM NO. 1 (ED. 12-89)            Page 207

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001


              ELECTRIC PLANT HELD FOR FUTURE USE (Account 105)

1. Report separately each property held for future use at end of the year having an original cost of $250,000 or more. Group other items of property held for future use.
2. For property having an original cost of $250,000 or more previously used in utility operations, now held for future use, give in column (a), in addition to other required information, the date that utility use of such property was discontinued, and the date the original cost was transferred to Account 105.


                                                         Date
                                            Date       Expected
        Description and Location         Originally      to be
Line         Of Property                  included      Used in      Balance at
 No.                                      in this       Utility        End of
                                          Account       Service         Year
                 (a)                       (b)            (c)            (d)
 1 Land and Rights:
 2 Easements for Iatan to Nashua 345
 3   KV Line in Platte Co., Missouri       1992           (1)           92,089
 4
 5 Land for Hawthorn Ash Pond Expansion
 6  in Jackson Co., Missouri               1996           (1)        3,280,131
 7
 8 Site of future Ash Pond at Iatan
 9   Station in Platte Co. , Missouri      1998           (1)          502,529
10
11 Engineering costs for future
12   development of Iatan 2                1999           (1)          371,201
13
14 Engineering for future bridge project
15   over the Missouri river at Iatan
16     Station                             2001           (1)          326,214
17
18 Other Property:
19 Property with original cost of less
20   than $250,000
21    (8 items)                                           (1)          639,802
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47 TOTAL                                                             5,211,966

FERC FORM NO. 1 (ED. 12-89)            Page 214

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

                 CONSTRUCTION WORK IN PROGRESS-ELECTRIC (Account 107)

1. Report below descriptions and balances at end of year      Uniform System of Accounts).
   of projects in process of construction (107).                3. Minor projects (5% of the Balance End of the
2. Show items relating to "research, development, and         Year for Account 107 or $100,000, whichever is less)
   demonstration" projects last, under a caption Research,    may be grouped.
   Development, and Demonstration (see Account 107 of the

                                                                                           Construction Work
Line                           Description of Project                                     in Progress - Electric
 No.                                                                                          (Account 107)
                                         (a)                                                       (b)
 1 Hawthorn Station - Unit 8 Combustion Turbine Late Charges                                     111,398
 2 Hawthorn Station - Fuel Yard Replacement - Unit 5                                          11,175,513
 3 Hawthorn Station - Facilities Upgrade                                                         186,616
 4 Hawthorn Station - Common Roof & Drain Replacement                                            407,304
 5 Hawthorn Station - Unit 9 Gas Cross Tie                                                       206,029
 6 Hawthorn Station - Unit 5 Turbine Deck Enclosure                                              918,215
 7 Hawthorn Station - Cathodic Protection                                                        289,023
 8 Hawthorn Station - Unit 5 Ash Landfill Design                                                 468,413
 9 LaCygne Station - Unit 1 On Line Carbon Ash Analyzer                                          105,406
10 LaCygne Station - Unit 1 Air Quality Control Tank Drain Pump Replacement                      129,418
11 Iatan Station - High Pressure Feedwater Heater Replacement                                    889,652
12 Iatan Station - Demineralizer Control Replacement                                             120,376
13 Iatan Station - Unit 1 Digital Control System Addition                                      5,186,877
14 Iatan Station - Main Transformer Oil Cooling System Replacement                               140,817
15 LaCygne Station - Unit 1 Induced Draft Fan Inlet Ductwork Replacement                         726,094
16 Wolf Creek - Outage Portion on Condensate Demineralizer System Upgrade                        273,783
17 Wolf Creek - Distributed Control System to Digital                                            176,885
18 Wolf Creek - Four 18" Valve Replacements - EGHV0015/16/53/54                                  132,094
19 Wolf Creek - NPIS Hardware/Software Upgrade                                                   976,131
20 Wolf Creek - Training Facility at Post 21                                                   1,592,728
21 Wolf Creek - Skills Training Center Mock-Ups                                                  121,583
22 Wolf Creek - RCP Shaft Replacement                                                            497,875
23 Wolf Creek - Miscellaneous Projects under $100,000                                          1,091,033
24 Montrose Station - Boiler Feed Pump Runner Assembly Replacement                               147,855
25 345 KV Line #11 -  Hawthorn to St. Joseph Line Panels                                         104,554
26 345 KV System Storm Dead-end Installation                                                     286,745
27 Build New 161 KV Transmission Line - Hawthorn to Leeds                                        322,615
28 Build New 161 KV Transmission Line - Miami to Existing Lines                                  378,939
29 Install three Reactors - Guinotte Terminal Substation                                         121,865
30 Leeds Line Termination to Hawthorn Substation #96                                             148,932
31 Replacement of 161 KV Lightning Arresters at Transmission Substations                         155,043
32 Replacement of Disconnect Switches at Transmission Substations                                248,648
33 Reconductor 161 KV Transmission Line - Southtown to Bendix                                    249,296
34 Cut in 161 KV - Craig to Pflumm to Overland Park                                              373,258
35 Install third transformer 161 KV - 34 KV Ottawa Substation                                    778,447
36 161 KV Pole Replacement - Maywood to Weatherby                                                148,992
37 Build Miami Substation                                                                        754,167
38 Build New Circuit from Centennial Substation                                                  117,097
39 Hawthorn Line Termination to Leeds Substation #61                                             194,608
40 Build New Chouteau Substation                                                               1,384,812
41 Build New Circuit from Barry Substation                                                       404,273
42 Install Switchgear and Three Circuits at Kenilworth Substation                                266,793
43 TOTAL                                                                                      51,264,912


FERC FORM NO. 1 (ED. 12-89)            Page 216

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

                     CONSTRUCTION WORK IN PROGRESS-ELECTRIC (Account 107)

1. Report below descriptions and balances at end of year of projects in process of construction (107).
2. Show items relating to "research, development, and demonstration" projects last, under a caption Research, Development, and Demonstration (see Account 107 of the
   Uniform System of Accounts).
3. Minor projects (5% of the Balance End of the Year for Account 107 or $100,000, whichever is less) may be grouped.


                                                                                  Construction Work
Line                      Description of Project                                in Progress - Electric
 No.                                                                                (Account 107)
                                  (a)                                                   (b)
  1 Install Transformer, Switchgear, and Circuit at Olathe Substation                 551,297
  2 Install New Circuit from Murlen Substation                                        476,533
  3 Install Transformer, Switchgear, and Circuit at Murlen Substation                 139,618
  4 Install Transformer, Switchgear and Circuits at Redel Substation                  455,126
  5 Distribution Facilities Management Software (DFMS)                                114,097
  6 Replacement of 161 KV Lightning Arresters at Distribution Substations             148,888
  7 Replace Type U bushings in Distribution Substations                               889,541
  8 Fleet Fuel Management System                                                      158,786
  9 Company Security Upgrades                                                         137,757
 10 Remote Terminal Unit (RTU) Gateway for Energy Management System (EMS)             416,678
 11 Add-In Sites for New 900 MHz Radios                                               148,777
 12 Purchase Backup Generators - East District                                        121,589
 13 Power Production - Project Management Software System  (CMMS)                     305,877
 14 Account Link Software                                                             164,956
 15 Energy Management System Common Information Model (CIM) Project                   101,733
 16 Customer Information System (CIS) Plus Enhancements                               931,703
 17 Energy Management Backup System                                                   113,074
 18 Install PeopleSoft Release 8.0                                                    615,440
 19 Redesign Information Technology Help Desk                                         103,876
 20 Energy Management System Security                                                 203,161
 21 Data Warehouse Software                                                           158,662
 22 Miscellaneous Projects under $100,000                                          12,297,541
 23
 24
 25
 26
 27
 28
 29
 30
 31
 32
 33
 34
 35
 36
 37
 38
 39
 40
 41
 42
 43 TOTAL                                                                          51,264,912


FERC FORM NO. 1 (ED. 12-89)            Page 216.1

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001
                 CONSTRUCTION OVERHEADS-ELECTRIC
     1. List in column (a) the kinds of overheads according to the titles used by the respondent. Charges for outside professional services for engineering fees and management or supervision fees capitalized should be shown as separate items.
     2. On page 218 furnish information concerning construction overheads.
     3. A respondent should not report "none" to this page if no overhead apportionments are made, but rather should explain on page 218 the accounting procedures employed and the amounts of engineering, supervision and administrative costs, etc., which are directly charged to construction.
     4. Enter on this page engineering, supervision, administrative, and allowance for funds used during construction, etc., which are first assigned to a blanket work order and then prorated to construction jobs.


 Line                                                      Total Amount Charged
 No.            Description of Overhead                        for the Year
                          (a)                                      (b)
     1
     2 Administrative and General Expense Capitalized            2,656,024
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46  TOTAL                                                    2,656,024


FERC FORM NO. 1 (ED. 12-89)            Page 217

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

              GENERAL DESCRIPTION OF CONSTRUCTION OVERHEAD PROCEDURE

       1. For each construction overhead explain: (a) the nature and extent of work, etc., the overhead charges are intended to cover, (b) the general procedure for determining the amount capitalized, (c) the method of distribution to con- struction jobs, (d) whether different rates are applied to different types of construction, (e) basis of differentiation in rates for different types of construction, and (f) whether the overhead is directly or indirectly assigned.
       2. Show below the computation of allowance for funds used during construction rates, in accordance with the provisions of Electric Plant instructions 3 (17) of the U.S. of A.
       3. Where a net-of-tax rate for borrowed funds is used, show the appropriate tax effect adjustment to the compu- tations below in a manner that clearly indicates the amount of reduction in the gross rate for tax effects.

     COMPUTATION OF ALLOWANCE FOR FUNDS USED DURING CONSTRUCTION RATES

         For line 1(5), column (d) below, enter the rate granted in the last rate proceeding. If such is not available, use the average rate earned during the preceding three years.

1.  Components of Formula
     (Derived from actual book balances and actual cost rates):
                                                      Capitalization   Cost Rate
 Line              Title                  Amount     Ratio (Percent)  Percentage
 No.                (a)                   (b)              (c)            (d)
 (1)  Average Short-Term Debt &       S     74,962,746
      Computation of Allowance text
 (2)  Short-Term Interest                                              s    3.79
 (3)  Long-Term Debt                  D 1,310,607,919      63.78       d    5.83
 (4)  Preferred Stock                 P                                p
 (5)  Common Equity                   C    744,382,998     36.22       c   12.50
 (6)  Total Capitalization               2,054,990,917    100.00  100%
 (7)  Average Construction Work
           in Progress Balance        W    203,518,422

2. Gross Rate for Borrowed Funds
                              S             D            S
                          s (---)  +  d (-------) (1 -  ---)               3.78
                              W            D+P+C         W
3. Rate for Other Funds
                        S          P               C                1.27
                 [1 -  ---] [p (-------)  +  c (-------)]
                        W        D+P+C           D+P+C
4. Weighted Average Rate Actually Used for the Year:
       a. Rate for Borrowed Funds -                         4.89
       b. Rate for Other Funds -                            1.92


FERC FORM NO. 1 (ED. 12-89)            Page 218

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

  ACCUMULATED PROVISION FOR DEPRECIATION OF ELECTRIC UTILITY PLANT (Account 108)

      1. Explain in a footnote any important adjustments during the year.
      2. Explain in a footnote any difference between the amount for book cost of plant retired, line 11, column (c), and that reported for electric plant in service, pages 204-207, column (d), excluding retirements of non-depreciable property.
      3. The provisions of Account 108 in the Uniform System of
  Accounts require that retirements of depreciable plant be recorded when such plant is removed from service. If the respondent has a significant amount of plant retired at year end which has not been recorded and/or classified to the various reserve functional classifications, make preliminary closing entries to tentatively functionalize the book cost of the plant retired. In addition, include all costs included in retirement work in progress at year end in the appropriate functional classifications.
      4. Show separately interest credits under a sinking fund or similar method of depreciation accounting.



                 Section A. Balances and Changes During Year

 Line                      Item                             Total           Electric Plant   Electric Plant Held   Electric Plant
 No.                                                       (c+d+e)            in Service       for Future Use     Leased to Others
                            (a)                              (b)                 (c)               (d)                 (e)

 1  Balance Beginning of Year                           1,616,874,463         1,616,874,463
 2  Depreciation Provisions for Year,
    Charged to
 3     (403) Depreciation Expense                         124,159,525           124,159,525
 4     (413) Exp. of Elec. Plt. Leas. to Others
 5     Transportation Expenses-Clearing
 6     Other Clearing Accounts                                 33,612                33,612
 7     Other Accounts (Specify):
 8
 9        TOTAL Deprec. Prov. for Year
         (Enter Total of lines 3 thru 8)                  124,193,137           124,193,137
10  Net Charges for Plant Retired:
11     Book Cost of Plant Retired                          13,367,935            13,367,935
12     Cost of Removal                                      1,601,489             1,601,489
13     Salvage (Credit)                                     4,024,153             4,024,153
14        TOTAL Net Chrgs. for Plant Ret.                  10,945,271            10,945,271
          (Enter Total of lines 11 thru 13)
15  Other Debit or Credit Items (Describe):                    (5,490)               (5,490)
16 Other Changes for Retirement Work in Pro                23,245,392            23,245,392
17        Balance End of Year (Enter Total of
          lines 1, 9, 14, 15, and 16)                   1,753,362,231         1,753,362,231
                 Section B. Balances at End of Year According to Functional Classifications
18  Steam Production                                      599,660,130           599,660,130
19  Nuclear Production                                    539,606,093           539,606,093
20  Hydraulic Production - Conventional
21  Hydraulic Production - Pumped Storage
22  Other Production                                       46,907,145            46,907,145
23  Transmission                                          108,515,401           108,515,401
24  Distribution                                          410,777,170           410,777,170
25  General                                                47,896,292            47,896,292
26      TOTAL (Enter Total of lines 18 thru 25)         1,753,362,231         1,753,362,231


FERC FORM NO. 1 (ED. 12-89)            Page 219

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

                        NONUTILITY PROPERTY (Account 121)

1. Give a brief description and state the location of Nonutility property included in Account 121.
2. Designate with a double asterisk any property which is Leased to another company. State name of Lessee and whether Lessee is an associated company.
3. Furnish particulars ( details) concerning sales, purchases, or transfers of Nonutility Property during the Year.
4. List separately all property previously devoted to public service and give date of transfer to Account 121, Nonutility Property.
5. Minor Items (5% of the Balance at the End of the Year), for Account 121 or $100,000, whichever is Less) may be-grouped by (1) previously devoted to public service ( Line 44), or (2) Nonutility property (line 45).


Line               Description and Location                  Balance of Beginning     Purchases, Sales,  Balance at End
 No.                                                                 of Year           Transfers, etc.      of Year
                             (a)                                        (b)                   (c)              (d)
    1 Never devoted to Public Service:
    2
    3 Vacant land, near 16th & Bellview, Kansas City, MO.
    4   Originally purchased for Terrace Substation                     180,838                             180,838
    5
    6 Vacant Land, Northland Service Center, Baughamm & Barry
    7   Road in Clay Co., MO to A/C 121 in 1992.                        249,238                             249,238
    8
    9 Vacant Land, Southland Service Center, 199th & Metcalf,
   10   in Johnson Co., KS  to A/C 121 in 1992.                         649,225                             649,225
   11
   12 Previously devoted to Public Service:
   13
   14 Former indoor substation, 3035 McGee, Kansas City, MO.,
   15    to A/C 121 in 1985.                                              3,000                               3,000
   16
   17 Vacant land, former Gardner Sub. #37 Johnson Co.,
   18   Gardner, Kansas, to A/C 121 in 1987.                            100,778                             100,778
   19
   20 Parking lot, 1312-16 Baltimore, located North of 1330
   21    Baltimore, Kansas City, MO., to A/C 121 in 1992.               383,550                             383,550
   22
   23 Wyandotte Garage, 1319 Wyandotte, Kansas City, MO.,
   24    to A/C 121 in 1992.                                             48,544                              48,544
   25
   26 Building, 121 West 14th, Kansas City, MO., to A/C 121
   27      in 1992.                                                     774,507                             774,507
   28
   29 Parking Lot, 1414 Baltimore, Kansas City, MO.,
   30      to A/C 121 in 1992.                                          172,104                             172,104
   31
   32 Parking Lot, 1411 Wyandotte, Kansas City, MO.,
   33      to A/C 121 in 1992.                                          119,284                             119,284
   34
   35 Former Troost Office, 4125 Troost, Kansas City, MO.,
   36      to A/C 121 in 1995.                                          510,635                             510,635
   37
   38
   39 Non-Utility Property-KCPL Worry Free Program                       18,221                              18,221
   40 Non-Utility Property-KCPL Meter Treater Program                 1,453,188             298,877       1,752,065
   41
   42 Minor Items Previously Devoted to Public Service
   43     ( 22 Items )                                                  208,241                             208,241
   44 Minor Item Previously Devoted to Public Service
   45 Minor Items-Other Nonutility Property                             210,577                             210,577
   46 TOTAL                                                           5,081,930             298,877       5,380,807


FERC FORM NO. 1 (ED. 12-89)            Page 221

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

           INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1)

1. Report below investments in Accounts 123.1, investments in Subsidiary Companies.
2. Provide a subheading for each company and List there under the information called for below. Sub-TOTAL by company and give a TOTAL in columns
(e), (f), (g), and (h) (a) Investment in Securities-List and describe each security owned. For bonds give also principal amount, date of issue, maturity and interest rate. (b) Investment Advances - Report separately the amounts of loans or investment advances which are subject to repayment, but which are not subject t current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.
3. Report separately the equity in undistributed subsidiary earnings since acquisition. The TOTAL in column (e) should equal the amount entered for Account 418.1.

Line     Description of      Date Acquired    Date of     Amount of Investment
No.        Investment                         Maturity    at Beginning of Year
              (a)               (b)              (c)                (d)

 1 WYMO Fuels Inc.
 2
 3 SHARES       AMOUNT
 4    795       795,000        09/13/76
 5    100       100,000        02/10/77
 6  1,100     1,100,000        06/01/77
 7  1,220     1,200,000        07/21/77
 8    100       100,000        01/24/78
 9  1,700     1,700,000        05/31/78
10    300       300,000        05/08/78
11    130       130,000        02/14/79
12  2,400     2,400,000        06/01/79
13    200       200,000        11/09/79
14    400       400,000        12/31/79
15    366       366,000        02/20/80
16  1,550     1,550,000        05/22/80
17     25        25,000        06/20/80
18    200       200,000        08/12/80
19    100       100,000        11/04/80
20    210       210,000        11/17/80
21    150       150,000        02/28/81
22  1,925     1,925,000        06/01/81
23    275       275,000        09/01/81
24    200       200,000        12/01/81
25    175       175,000        02/10/82
26  1,800     1,800,000        05/25/82
27    125       125,000        10/04/82
28     75        75,000        02/17/83
29    100       100,000        08/03/83
30     50        50,000        12/21/83
31     50        50,000        06/20/84
32     25        25,000        02/01/85
33     25        25,000        10/02/85
34     25        25,000        01/27/86
35     35        35,000        01/14/87
36
37   15931    15,931,000                                             15,931,000
38 Proceeds from the sale of Subsidary
39 Unappropriated undistributed
40 loss since acquisition (WYMO)                                    (15,127,519)
41 Subtotal                                                             803,481
42 Total Cost of Account 123.1 $    46,902,140           TOTAL      239,792,202

FERC FORM NO. 1 (ED. 12-89)            Page 224

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

   INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged designate such securities, notes, or accounts in a footnote, and state te name of pledgee and purposes of the pledge.
5. If Commission approval was required for any advance made or security acquired, designate such fact I a footnote and give name of Commission.
6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.
7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment ( or the other amount at which carried in the books of account if difference from cost) and the selling price thereof, not including interest adjustment includible in column ( f).
8. Report on Line 42, column (a) the TOTAL cost of Account 123.1

    Equity in          Revenues        Amount of       Gain or Loss from
   Subsidiary            for         Investment at      from Investment
Earnings of Year         Year         End of Year         Disposes of      Line
       (e)               (f)              (g)                 (h)           No.

                                                                             1
                                                                             2
                                                                             3
                                                                             4
                                                                             5
                                                                             6
                                                                             7
                                                                             8
                                                                             9
                                                                            10
                                                                            11
                                                                            12
                                                                            13
                                                                            14
                                                                            15
                                                                            16
                                                                            17
                                                                            18
                                                                            19
                                                                            20
                                                                            21
                                                                            22
                                                                            23
                                                                            24
                                                                            25
                                                                            26
                                                                            27
                                                                            28
                                                                            29
                                                                            30
                                                                            31
                                                                            32
                                                                            33
                                                                            34
                                                                            35
                                                                            36
                                     15,931,000                             37
                                     (1,117,992)                            38
                                                                            39
      314,511                       (14,813,008)                            40
      314,511                              0.00                             41
   22,062,201                        23,319,490                             42

FERC FORM NO. 1 (ED. 12-89)            Page 225

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

       INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1)

1. Report below investments in Accounts 123.1, investments in Subsidiary Companies.
2. Provide a subheading for each company and List there under the information called for below. Sub-TOTAL by company and give a TOTAL in columns
(e), (f), (g), and (h) (a) Investment in Securities-List and describe each security owned. For bonds give also principal amount, date of issue, maturity and interest rate. (b) Investment Advances - Report separately the amounts of loans or investment advances wich are subject to repayment, but which are not subject t current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.
3. Report separately the equity in undistributed subsidiary earnings since acquisition. The TOTAL in column (e) should equal the amount entered for Account 418.1.

Line        Description             Date         Date of           Amount of
No.        of Investment          Aquired        Maturity          Investment
                                                                at the Beginning
                                                                    of Year
                (a)                 (b)            (c)                (d)
 1 KLT, Inc.
 2
 3  SHARES       AMOUNT
 4   1,500     1,500,000          12/04/92
 5   2,000     2,000,000          01/15/93
 6   1,000     1,000,000          12/29/93
 7   5,000     5,000,000          03/15/94
 8   3,000     3,000,000          05/24/94
 9  10,000    10,000,000          09/27/94
10  14,000    14,000,000          12/12/94
11   3,500     3,500,000          08/22/95
12   1,000     1,000,000          12/04/95
13   5,000     5,000,000          02/02/96
14   1,500     1,500,000          06/28/96
15   3,500     3,500,000          07/01/96
16   5,000     5,000,000          10/04/96
17   5,000     5,000,000          10/15/96
18  12,000    12,000,000          01/02/97
19     500       500,000          02/11/97
20  25,500    25,500,000          02/12/97
21  10,000    10,000,000          06/27/97
22  10,000    10,000,000          10/10/97
23  31,000    31,000,000          02/06/01
24 150,000   150,000,000                                            119,000,000
25 -----------    -------------------
26 Equity Dividend to Parent
27
28
29 Income (loss) from subsidiaries                                   91,633,946
30
31 Subtotal                                                         210,633,946
32
33
34
35
36
37
38
39
40
41
Total Cost of Account 123.1 $    46,902,140        TOTAL            239,792,202

FERC FORM NO. 1 (ED. 12-89)            Page 224.1

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

   INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged designate such securities, notes, or accounts in a footnote, and state te name of pledgee and purposes of the pledge.
5. If Commission approval was required for any advance made or security acquired, designate such fact I a footnote and give name of Commission.
6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.
7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment ( or the other amount at which carried in the books of account if difference from cost) and the selling price thereof, not including interest adjustment includible in column ( f).
8. Report on Line 42, column (a) the TOTAL cost of Account 123.1

   Equity in          Revenues       Amount of         Gain or Loss        Line
   Subsidiary         for Year     Investment at     from Investment        No.
Earnings of Year                    End of Year        Disposed of
      (e)               (f)             (g)                (h)

                                                                             1
                                                                             2
                                                                             3
                                                                             4
                                                                             5
                                                                             6
                                                                             7
                                                                             8
                                                                             9
                                                                            10
                                                                            11
                                                                            12
                                                                            13
                                                                            14
                                                                            15
                                                                            16
                                                                            17
                                                                            18
                                                                            19
                                                                            20
                                                                            21
                                                                            22
                                                                            23
                                       150,000,000                          24
                                                                            25
                                      (269,331,887)                         26
                                                                            27
                                                                            28
   27,697,931                          119,331,887                          29
                                                                            30
   27,697,931                                 0.00                          31
                                                                            32
                                                                            33
                                                                            34
                                                                            35
                                                                            36
                                                                            37
                                                                            38
                                                                            39
                                                                            40
                                                                            41
   22,062,201                           23,319,490                          42

FERC FORM NO. 1 (ED. 12-89)            Page 225.1

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

       INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1)

1. Report below investments in Accounts 123.1, investments in Subsidiary Companies.
2. Provide a subheading for each company and List there under the information called for below. Sub-TOTAL by company and give a TOTAL in columns
(e), (f), (g), and (h) (a) Investment in Securities-List and describe each security owned. For bonds give also principal amount, date of issue, maturity and interest rate. (b) Investment Advances - Report separately the amounts of loans or investment advances wich are subject to repayment, but which are not subject t current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.
3. Report separately the equity in undistributed subsidiary earnings since acquisition. The TOTAL in column (e) should equal the amount entered for Account 418.1.

Line        Description                 Date        Date of         Amount of
No.        of Investment              Aquired       Maturity        Investment
                                                                at the Beginning
                                                                     of Year
                (a)                     (b)            (c)             (d)

 1
 2
 3
 4    Home Service Solutions Inc.
 5
 6      SHARES        AMOUNT
 7    5,500,000      5,500,000         05/29/98
 8    9,500,000      9,500,000         08/28/98
 9    2,000,000      2,000,000         09/16/98
 10   3,000,000      3,000,000         10/22/98
 11   1,150,158      1,150,158         12/02/98
 12   3,000,000      3,000,000          2/23/99
 13     849,842        849,842          4/30/99
 14   2,000,000      2,000,000          5/12/99
 15   3,000,000      3,000,000          6/29/99
 16   6,500,000      6,500,000          8/24/99
 17   3,000,000      3,000,000          8/26/99
 18     854,934        854,934         10/24/99
 19     940,302        940,302         10/27/99
 20   2,440,498      2,440,498         11/12/99
 21   1,506,406      1,506,406         11/26/99
 22   1,100,000      1,100,000         12/13/99
 23     560,000        560,000         03/08/01
 24
 25   -----------   -----------
 26   46,902,140    46,902,140                                       46,342,140
 27
 28   Income (loss) from subsidiaries                               (17,987,365)
 29
 30   Subtotal                                                       28,354,775
 31
 32
 33
 34
 35
 36
 37
 38
 39
 40
 41
 42   Total Cost of Account 123.1 $    46,902,140     TOTAL         239,792,202

FERC FORM NO. 1 (ED. 12-89)            Page 224.2

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

   INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged designate such securities, notes, or accounts in a footnote, and state te name of pledgee and purposes of the pledge.
5. If Commission approval was required for any advance made or security acquired, designate such fact I a footnote and give name of Commission.
6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.
7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment ( or the other amount at which carried in the books of account if difference from cost) and the selling price thereof, not including interest adjustment includible in column ( f).
8. Report on Line 42, column (a) the TOTAL cost of Account 123.1


   Equity in          Revenues       Amount of         Gain or Loss        Line
   Subsidiary         for Year     Investment at     from Investment        No.
Earnings of Year                    End of Year        Disposed of
      (e)               (f)             (g)                (h)

                                                                              1
                                                                              2
                                                                              3
                                                                              4
                                                                              5
                                                                              6
                                                                              7
                                                                              8
                                                                              9
                                                                             10
                                                                             11
                                                                             12
                                                                             13
                                                                             14
                                                                             15
                                                                             16
                                                                             17
                                                                             18
                                                                             19
                                                                             20
                                                                             21
                                                                             22
                                                                             23
                                                                             24
                                                                             25
                                      46,902,140                             26
                                                                             27
 (5,595,285)                         (23,582,650)                            28
                                                                             29
 (5,595,285)                          23,319,490                             30
                                                                             31
                                                                             32
                                                                             33
                                                                             34
                                                                             35
                                                                             36
                                                                             37
                                                                             38
                                                                             39
                                                                             40
                                                                             41
 22,062,201                          23,319,490                              42

FERC FORM NO. 1 (ED. 12-89)            Page 225.2

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

       INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1)

1. Report below investments in Accounts 123.1, investments in Subsidiary Companies.
2. Provide a subheading for each company and List there under the information called for below. Sub-TOTAL by company and give a TOTAL in columns
(e), (f), (g), and (h) (a) Investment in Securities-List and describe each security owned. For bonds give also principal amount, date of issue, maturity and interest rate. (b) Investment Advances - Report separately the amounts of loans or investment advances wich are subject to repayment, but which are not subject t current settlement. With respect to each advance show whether the advance is a note or open account. List each note giving date of issuance, maturity date, and specifying whether note is a renewal.
3. Report separately the equity in undistributed subsidiary earnings since acquisition. The TOTAL in column (e) should equal the amount entered for Account 418.1.

Line        Description                  Date        Date of        Amount of
No.        of Investment               Aquired       Maturity       Investment
                                                                at the Beginning
                                                                     of Year
                (a)                      (b)           (c)             (d)


 1 Great Plains Power Incorporated
 2
 3 SHARES             AMOUNT
 4 1.00              1,000,000           02/06/01
 5 -------           ---------
 6 1.00              1,000,000
 7
 8 Equity Dividend to Parent
 9
10 Income (loss) from subsidiaries
11
12 Subtotal
13
14
15 Great Plains Energy Incorporated
16
17 SHARES           AMOUNT
18 1.00                  100.00          03/12/01
19 ------                ------
20 1.00                  100.00
21
22
23 Adjustments- Holding Company Reorganization
24
25 Income ( Loss) from subsidiaries
26
27 Subtotal
28
29
30
31
32
33
34
35
36
37
38
39
40
41
Total Cost of Account 123.1 $    46,902,140         TOTAL           239,792,202

FERC FORM NO. 1 (ED. 12-89)            Page 224.3

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

   INVESTMENTS IN SUBSIDIARY COMPANIES (ACCOUNT 123.1) (Continued)

4. For any securities, notes, or accounts that were pledged designate such securities, notes, or accounts in a footnote, and state te name of pledgee and purposes of the pledge.
5. If Commission approval was required for any advance made or security acquired, designate such fact I a footnote and give name of Commission.
6. Report column (f) interest and dividend revenues from investments, including such revenues from securities disposed of during the year.
7. In column (h) report for each investment disposed of during the year, the gain or loss represented by the difference between cost of the investment ( or the other amount at which carried in the books of account if difference from cost) and the selling price thereof, not including interest adjustment includible in column ( f).
8. Report on Line 42, column (a) the TOTAL cost of Account 123.1


   Equity in          Revenues       Amount of         Gain or Loss        Line
   Subsidiary         for Year     Investment at     from Investment        No.
Earnings of Year                    End of Year        Disposed of
      (e)               (f)             (g)                (h)


                                                                              1
                                                                              2
                                                                              3
                                                                              4
                                                                              5
                                    1,000,000                                 6
                                                                              7
                                     (813,113)                                8
                                                                              9
  (186,887)                          (186,887)                               10
                                                                             11
  (186,887)                              0.00                                12
                                                                             13
                                                                             14
                                                                             15
                                                                             16
                                                                             17
                                                                             18
                                                                             19
                                          100                                20
                                                                             21
                                         (100)                               22
                                      168,069                                23
                                                                             24
  (168,069)                          (168,069)                               25
                                                                             26
  (168,069)                              0.00                                27
                                                                             28
                                                                             29
                                                                             30
                                                                             31
                                                                             32
                                                                             33
                                                                             34
                                                                             35
                                                                             36
                                                                             37
                                                                             38
                                                                             39
                                                                             40
                                                                             41
22,062,201                         23,319,490                                42

FERC FORM NO. 1 (ED. 12-89)            Page 225.3

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

                      MATERIALS AND SUPPLIES

     1. For Account 154, report the amount of plant materials and operating supplies under the primary functional class- ifications as indicated in column
(a); estimates of amounts by function are acceptable. In column (d), designate the department or departments which use the class of material.
     2. Give an explanation of important inventory adjust- ments during the year (in a footnote) showing general classes of material and supplies and the various accounts (operating expenses, clearing accounts, plant, etc.) affected - debited or credited. Show separately debits or credits to stores expense-clearing, if applicable.

                                                                                             Department or
                                                           Balance                            Departments
Line            Account                                   Beginning         Balance              Which
 No.                                                        of Year        End of Year        Use Material
                  (a)                                        (b)               (c)                 (d)
 1  Fuel Stock (Account 151)                               20,801,878       22,246,432
 2  Fuel Stock Expenses Undistributed (Account 152)
 3  Residuals and Extracted Products (Account 153)
 4  Plant Materials and Operating Supplies (Account 154)
 5    Assigned to - Construction (Estimated)
 6    Assigned to - Operations and Maintenance
 7       Production Plant (Estimated)
 8       Transmission Plant (Estimated)
 9       Distribution Plant (Estimated)
10    Assigned to - Other                                  46,095,240       50,348,952
11       TOTAL Account 154 (Total of lines 5 thru 10)      46,095,240       50,348,952
12  Merchandise (Account 155)
13  Other Materials and Supplies (Account 156)
14  Nuclear Materials Held for Sale (Account 157)
    (Not applicable to Gas Utilities)
15  Stores Expense Undistributed (Account 163)                307,021          346,882        All Departments
16
17
18
19
20       TOTAL Materials and Supplies (per Balance Sheet)  67,204,139       72,942,266


FERC FORM NO. 1 (ED. 12-89)            Page 227

Name of Respondent       This Report is:        Date of Report    Year of Report
Kansas City Power &      (1) X An Original       (Mo, Da, Yr)
 Light Company           (2)   A Resubmission      4/30/2002       Dec. 31, 2001

                 FOOTNOTE DATA

       Schedule Page: 204                Line No: 19             Column: b

Pages 204 and 205, Line 19, Account 322, Reactor Plant Equipment includes write-off resulting from prior year application of FASB 90.

       Schedule Page: 214                 Line No: 3             Column: c

Anticipated within the next 10 years.

       Schedule Page: 214                 Line No: 6             Column: c

Anticipated within the next 10 years.

       Schedule Page: 214                 Line No: 9             Column: c

Anticipated within the next 10 years.

       Schedule Page: 214                Line No: 11             Column: c

Anticipated within the next 10 years.

       Schedule Page: 214                Line No: 14             Column: c

Anticipated within the next 10 years.

       Schedule Page: 214                Line No: 24             Column: c

Anticipated within the next 10 years.


       Schedule Page: 219                Line No: 11             Column: c

Book cost of plant retired shown here is $89,393 less than retirements shown on page 207, line 88, column d, because page 219, line 11, column c does not include retirements of software, land rights or leasehold improvements.


       Schedule Page: 219                Line No: 15             Column: c

Net gain on property sales of ($5,490)


       Schedule Page: 224.1                Line No: 26             Column: g

Equity Dividend to Great Plains Energy Incorporated by Respondent in October 1, 2001, due to the corporate reorganization.

       Schedule Page: 224.1                Line No: 29             Column: e

Equity in KLT Inc. earnings recorded by Respondent prior to equity dividend to Great Plains Energy Incorporated.


       Schedule Page: 227                Line No: 11             Column: d

Information requested for lines 5-9 is not available. The level of material and supplies inventory is determined by the the maintenance needs of plant in service and is that level required to ensure that KCPL may provide good system reliability. The size of inventory on hand is not determined by the level of new construction activity.